SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                  August 4, 1997


                             APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


     Illinois                       0-26786                       36-2777140
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)          file number)                Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL                 60015
(Address of principal executive offices)                          (zip code)




Registrant's telephone number, including area code     847/945-0055




                                    N/A
          (Former name or former address, if changed since last report)



Item 5.        Other Events

     United Parcel Service, registrant's largest client, was struck by the International Brotherhood of Teamsters at 12:01 a.m. on August 4, 1997. While the outcome of the labor strike and negotiations at United Parcel Service is uncertain, an extended strike could have a negative effect on registrant's revenues and earnings.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  August 5, 1997         APAC TELESERVICES, INC.


                              By:  /s/ Marc S. Simon
                                   Marc S. Simon, Chief Financial Officer